Exhibit 99.1
Occidental Announces Final Results in its Offers to Exchange Twenty-Three Series of Notes Issued by Anadarko Petroleum Corporation, Anadarko Holding Company, Anadarko Finance Company and Kerr-McGee Corporation For Occidental Notes

HOUSTON, September 16, 2019 – Occidental Petroleum Corporation (“Occidental”) (NYSE: OXY) today announced the expiration and final results of (i) the offers to exchange any and all validly tendered (and not validly withdrawn) and accepted notes of the 23 series of notes described in the table below (collectively, the “Old Notes”) for the new notes of a corresponding series to be issued by Occidental as described in the table below (collectively, the “Oxy Notes”) and cash and (ii) the related solicitation of consents (together with the offers to exchange, the “Exchange Offers”) being made by Occidental on behalf of Anadarko Petroleum Corporation (“Anadarko”), Anadarko Holding Company, as successor in interest to Union Pacific Resources Group Inc. (“Anadarko HoldCo”), Anadarko Finance Company (“Anadarko Finance”) and Kerr-McGee Corporation (“Kerr-McGee”) to adopt certain proposed amendments (the “Proposed Amendments”) to the terms of the indentures governing the Old Notes (the “Old Notes Indentures”).

The Exchange Offers commenced on August 15, 2019 and expired at 12:01 a.m., New York City time, on September 13, 2019 (the “Expiration Date”). As of the Expiration Date, the principal amounts of Old Notes set forth in the table below had been validly tendered and not validly withdrawn:

Aggregate Principal Amount		Title of Series of Old Notes	Issuer	CUSIP/ISIN No.	Title of Series of Oxy Notes	Total Consideration(1)(2)		Old Notes Tendered at the Expiration Date
						Oxy Notes (principal amount)	Cash	Aggregate Principal Amount	Percentage
$677,035,000		4.850% Senior Notes due 2021	Anadarko	032511BM8 / US032511BM81	4.850% Senior Notes due 2021	$1,000	$1.00	$653,019,000	96.45%

$247,965,000		3.450% Senior Notes due 2024	Anadarko	032511BJ5 / US032511BJ52	3.450% Senior Notes due 2024	$1,000	$1.00	$233,062,000	93.99%

$650,000,000		6.950% Senior Notes due 2024	Kerr-McGee	492386AU1 / US492386AU15	6.950% Senior Notes due 2024	$1,000	$1.00	$582,523,000	89.62%

$310,000		7.250% Debentures due 2025	Anadarko	032511AH0 / US032511AH06	7.250% Debentures due 2025	$1,000	$1.00	$25,000	8.06%

$1,100,000,000		5.550% Senior Notes due 2026	Anadarko	032511BN6 / US032511BN64	5.550% Senior Notes due 2026	$1,000	$1.00	$1,081,892,000	98.35%

$111,856,000		7.500% Debentures due 2026	Anadarko HoldCo	907834AB1 / US907834AB13	7.500% Debentures due 2026	$1,000	$1.00	$88,208,000	78.86%

$47,750,000		7.000% Debentures due 2027	Anadarko	032511AL1 / US032511AL18	7.000% Debentures due 2027	$1,000	$1.00	$29,802,000	62.41%

$150,000,000		7.125% Debentures due 2027	Kerr-McGee	492386AK3 / US492386AK33	7.125% Debentures due 2027	$1,000	$1.00	$122,636,000	81.76%

$235,133,000		7.150% Debentures due 2028	Anadarko HoldCo	907834AG0 / US907834AG00	7.150% Debentures due 2028	$1,000	$1.00	$224,267,000	95.38%

$14,153,000		6.625% Debentures due 2028	Anadarko	032511AM9 / US032511AM90	6.625% Debentures due 2028	$1,000	$1.00	$13,811,000	97.58%

$135,005,000		7.200% Debentures due 2029	Anadarko	032511AN7 / US032511AN73	7.200% Debentures due 2029	$1,000	$1.00	$126,005,000	93.33%

$116,275,000		7.950% Debentures due 2029	Anadarko HoldCo	907834AJ4 / US907834AJ49	7.950% Debentures due 2029	$1,000	$1.00	$80,881,000	69.56%

$900,000,000		7.500% Senior Notes due 2031	Anadarko Finance	032479AD9 / US032479AD91	7.500% Senior Notes due 2031	$1,000	$1.00	$869,550,000	96.62%

$500,000,000		7.875% Senior Notes due 2031	Kerr-McGee	492386AT4 / US492386AT42	7.875% Senior Notes due 2031	$1,000	$1.00	$484,677,000	96.94%

$1,750,000,000		6.450% Senior Notes due 2036	Anadarko	032511AY3 / US032511AY39	6.450% Senior Notes due 2036	$1,000	$1.00	$1,734,194,000	99.10%

$2,270,600,000	(3)	Zero Coupon Senior Notes due 2036 (the “Zero Coupon Notes”)	Anadarko	032511BB2 / US032511BB27	Zero Coupon Senior Notes due 2036	$1,000	$1.00	$2,270,292,000	99.99%

$325,000,000		7.950% Senior Notes due 2039	Anadarko	032511BG1 / US032511BG14	7.950% Senior Notes due 2039	$1,000	$1.00	$321,591,000	98.95%

$750,000,000		6.200% Senior Notes due 2040	Anadarko	032510AC3 / US032510AC36	6.200% Senior Notes due 2040	$1,000	$1.00	$737,496,000	98.33%

Aggregate Principal Amount	Title of Series of Old Notes	Issuer	CUSIP/ISIN No.	Title of Series of Oxy Notes	Total Consideration(1)(2)		Old Notes Tendered at the Expiration Date
					Oxy Notes (principal amount)	Cash	Aggregate Principal Amount	Percentage
$625,000,000	4.500% Senior Notes due 2044	Anadarko	032511BK2 / US032511BK26	4.500% Senior Notes due 2044	$1,000	$1.00	$623,462,000	99.75%

$1,100,000,000	6.600% Senior Notes due 2046	Anadarko	032511BP1 / US032511BP13	6.600% Senior Notes due 2046	$1,000	$1.00	$1,099,221,000	99.93%

$48,800,000	7.250% Debentures due 2096	Anadarko	032511AK3 / US032511AK35	7.250% Debentures due 2096	$1,000	$1.00	$3,790,000	7.77%

$60,500,000	7.730% Debentures due 2096	Anadarko	032511AJ6 / US032511AJ61	7.730% Debentures due 2096	$1,000	$1.00	$54,624,000	90.29%

$77,970,000	7.500% Debentures due 2096	Anadarko HoldCo	907834AC9 / US907834AC95	7.500% Debentures due 2096	$1,000	$1.00	$59,783,000	76.67%

(1)	Consideration per $1,000 principal amount of Old Notes validly tendered and accepted for exchange. No additional payment will be made for a holder’s consent to the Proposed Amendments.
(2)	The term “Oxy Notes” in this column refers, in each case, to the series of Oxy Notes corresponding to the series of Old Notes of like tenor and coupon.
(3)
Aggregate principal amount at maturity. The accreted amount as of September 18, 2019, the anticipated settlement date of the applicable Exchange Offer, will be approximately $413,739.22 per $1,000,000 aggregate principal amount at maturity of Zero Coupon Notes. Except where otherwise indicated, the term “aggregate principal amount,” when used in reference to the Zero Coupon Notes, refers to the accreted amount as of the anticipated settlement date.

The Exchange Offers were made pursuant to the terms and conditions set forth in Occidental’s prospectus, dated as of August 15, 2019 (the “Prospectus”), as amended by a press release issued by Occidental on August 29, 2019, and the related Letter of Transmittal and Consent (the “Letter of Transmittal”). The Prospectus forms a part of the Registration Statement on Form S-4, which was filed with the Securities and Exchange Commission (“SEC”) on August 1, 2019, as amended by Amendment No. 1 thereto filed with the SEC on August 13, 2019 (the “Registration Statement”), and declared effective on August 15, 2019.

Following the Expiration Date, tenders of Old Notes may not be validly withdrawn. As of the Expiration Date, all conditions to the Exchange Offers were satisfied, other than (a) the conditions that Occidental obtains (i) the requisite consents applicable to each series of Old Notes to adopt the Proposed Amendments for all series of Old Notes at or by the Expiration Date (the “Requisite Consents”) and (ii) the valid tender (without valid withdrawal) of a majority in aggregate principal amount of the Old Notes of all series at or by the Expiration Date, each of which Occidental waived as announced on August 29, 2019, and (b) the condition that Occidental obtains the receipt of the Requisite Consents for the 7.250% Debentures due 2025 issued by Anadarko and the 7.250% Debentures due 2096 issued by Anadarko (together, the “Specified Old Notes”). Occidental currently anticipates that the settlement date of the Exchange Offers will be September 18, 2019. Eligible holders of Old Notes other than the Specified Old Notes who validly tendered and did not validly withdraw such notes at or prior to the Expiration Date are eligible to receive the total consideration set forth in the table above. Occidental will not accept any Specified Old Notes tendered for exchange in the Exchange Offers.

With respect to the Old Notes other than the Specified Old Notes, at 5:00 p.m., New York City time, on August 28, 2019, Occidental had obtained the Requisite Consents. Accordingly, supplemental indentures to the applicable Old Notes Indentures that implement the Proposed Amendments were executed by Anadarko, Anadarko HoldCo, Anadarko Finance and Kerr-McGee on August 29, 2019. Such supplemental indentures will become operative upon the settlement of the Exchange Offers.

This press release is not an offer to sell or a solicitation of an offer to buy any of the securities described herein and is also not a solicitation of the related consents.  The Exchange Offers were made solely pursuant to the terms and conditions of the Prospectus, the Letter of Transmittal and the other related materials.  The Exchange Offers were not made in any state or jurisdiction in which such offers would have been unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Cautionary Statement Concerning Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as the expected timing of completion of the Exchange Offers. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements, including the failure to make any filing or take other action required to consummate the Exchange Offers in a timely matter or at all.

Factors that could cause actual results to differ and that may affect Occidental’s results of operations and financial position appear in Part I, Item 1A “Risk Factors” of Occidental’s Annual Report on Form 10-K for the year ended December 31, 2018, and in Occidental’s other filings with the SEC. Additional factors related to the Exchange Offers appear in the Registration Statement.

Contacts
Media:
Melissa E. Schoeb
Vice President, Corporate Affairs
713-366-5615

or

Investor:
Jeff Alvarez
Vice President, Investor Relations
713-215-7864

On the web: oxy.com